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                                        AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                                              SCHEDULE 1

The following is a list of the Investment  Companies and their respective  Series for which the Custodian shall serve under the
Foreign Custody Manager Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY                                     ORGANIZATION                 SERIES ---(IF APPLICABLE)
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Franklin Custodian Funds                               Delaware Statutory Trust     Franklin Dynatech Fund
                                                                                    Franklin Growth Fund
                                                                                    Franklin Income Fund
                                                                                    Franklin Utilities Fund

Franklin Floating Rate Master Trust                    Delaware Statutory Trust     Franklin Floating Rate Master Series

Franklin Global Trust                                  Delaware Statutory Trust     Franklin Global Real Estate Fund
                                                                                    Franklin International Growth Fund
                                                                                    Franklin International Small Cap Growth Fund
                                                                                    Franklin Large Cap Equity Fund
                                                                                    Franklin Templeton Emerging Market Debt
                                                                                     Opportunities Fund

Franklin Gold and Precious Metals Fund                 Delaware Statutory Trust

Franklin High Income Trust                             Delaware Statutory Trust     Franklin High Income Fund

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INVESTMENT COMPANY                                     ORGANIZATION                 SERIES ---(IF APPLICABLE)
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Franklin Investors Securities Trust                    Delaware Statutory Trust     Franklin Balanced Fund
                                                                                    Franklin Convertible Securities Fund
                                                                                    Franklin Equity Income Fund
                                                                                    Franklin Floating Rate Daily Access Fund
                                                                                    Franklin Low Duration Total Return Fund
                                                                                    Franklin Real Return Fund
                                                                                    Franklin Total Return Fund

Franklin Managed Trust                                 Delaware Statutory Trust     Franklin Rising Dividends Fund

Franklin Mutual Series Funds                           Delaware Statutory Trust     Mutual Beacon Fund
                                                                                    Mutual European Fund
                                                                                    Mutual Financial Services Fund
                                                                                    Mutual Global Discovery Fund
                                                                                    Mutual International Fund
                                                                                    Mutual Quest Fund
                                                                                    Mutual Shares Fund

Franklin Real Estate Securities Trust                  Delaware Statutory Trust     Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio                  Delaware Statutory Trust

Franklin Strategic Series                              Delaware Statutory Trust     Franklin Biotechnology Discovery Fund
                                                                                    Franklin Flex Cap Growth Fund
                                                                                    Franklin Focused Core Equity Fund
                                                                                    Franklin Growth Opportunities Fund
                                                                                    Franklin Natural Resources Fund
                                                                                    Franklin Small Cap Growth Fund
                                                                                    Franklin Small-Mid Cap Growth Fund
                                                                                    Franklin Strategic Income Fund

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INVESTMENT COMPANY                                     ORGANIZATION                 SERIES ---(IF APPLICABLE)
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Franklin Templeton Fund Allocator Series               Delaware Statutory Trust     Franklin Templeton Conservative Target Fund
                                                                                    Franklin Templeton Corefolio Allocation Fund
                                                                                    Franklin Templeton Founding Funds Allocation
                                                                                      Fund
                                                                                    Franklin Templeton Growth Target Fund
                                                                                    Franklin Templeton Moderate Target Fund
                                                                                    Franklin Templeton Perspectives Allocation Fund
                                                                                    Franklin Templeton 2015 Retirement Target Fund
                                                                                    Franklin Templeton 2025 Retirement Target Fund
                                                                                    Franklin Templeton 2035 Retirement Target Fund
                                                                                    Franklin Templeton 2045 Retirement Target Fund

Franklin Templeton International Trust                 Delaware Statutory Trust     Franklin India Growth Fund

Franklin Templeton Variable Insurance Products Trust   Delaware Statutory Trust     Franklin Flex Cap Growth Securities Fund
                                                                                    Franklin Global Real Estate Securities Fund
                                                                                    Franklin Growth and Income Securities Fund
                                                                                    Franklin High Income Securities Fund
                                                                                    Franklin Income Securities Fund
                                                                                    Franklin Large Cap Growth Securities Fund
                                                                                    Franklin Large Cap Value Securities Fund
                                                                                    Franklin Rising Dividends Securities Fund
                                                                                    Franklin Small Mid-Cap Growth Securities Fund
                                                                                    Franklin Small Cap Value Securities Fund
                                                                                    Franklin Strategic Income Securities Fund
                                                                                    Franklin U.S. Government Fund
                                                                                    Franklin Zero Coupon Fund - 2010
                                                                                    Mutual Global Discovery Securities Fund
                                                                                    Mutual International Securities Fund
                                                                                    Mutual Shares Securities Fund
                                                                                    Templeton Global Bond Securities Fund
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INVESTMENT COMPANY                                     ORGANIZATION                 SERIES ---(IF APPLICABLE)
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Franklin Value Investors Trust                         Massachusetts Business Trust Franklin All Cap Value Fund
                                                                                    Franklin Balance Sheet Investment Fund
                                                                                    Franklin Large Cap Value Fund
                                                                                    Franklin MicroCap Value Fund
                                                                                    Franklin MidCap Value Fund
                                                                                    Franklin Small Cap Value Fund

Templeton Global Investment Trust                      Delaware Statutory Trust     Templeton Income Fund

Templeton Income Trust                                 Delaware Statutory Trust     Templeton Global Total Return Fund
                                                                                    Templeton International Bond Fund

CLOSED END FUNDS:

Franklin Mutual Recovery Fund                          Delaware Statutory Trust

Franklin Templeton Limited Duration                    Delaware Statutory Trust
Income Trust

Franklin Universal Trust                               Massachusetts Business Trust
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Revised as of 10-1-09
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